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                                                                EXHIBIT 10.7(ii)


                                 AMENDMENT ONE
                                 -------------
                                      TO
                                      --
                             EMPLOYMENT AGREEMENT
                             --------------------

      This AMENDMENT ONE TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana mutual insurance company (the "Company") and Marjorie W. Dorr (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dated as of the 1st day of January, 1999, as follows:

1. Effective January 1, 2000, Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31st day of December, 2002.

2. All other provision of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT ONE TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

Marjorie W. Dorr                    Anthem Insurance Companies, Inc.


/s/ Marjorie W. Dorr                By: /s/ Larry C. Glasscock
______________________________          --------------------------

                                    Name: Larry C. Glasscock

                                    Title: President and CEO